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                                                                   EXHIBIT 10.81


                          APPOINTMENT OF ADMINISTRATOR

THIS AGREEMENT made this 7th day of October, _____, between Bankers Ins. Group (the "AYO Company") and Insurance Management Solutions Group (the
"Administrator").

On _____________, _____, the AYO Company entered into an AYO Claims Agreement (the "AYO Agreement") with the Florida Windstorm Underwriting Association ("FWUA") under which the AYO Company agreed to perform claims handling, administrative and related services, as more particularly described in the AYO Agreement (the "Services") on properties which are covered both by policies issued by the FWUA and by policies issued by the AYO Company. A copy of the AYO Agreement is attached hereto as Exhibit A. The AYO Company wishes to appoint the Administrator to perform the Services.

NOW, THEREFORE, it is agreed as follows:

1. The AYO Company hereby appoints the Administrator to perform the Services of the AYO Company described in the AYO Agreement and, by the execution hereof, the Administrator hereby assumes and agrees to perform all of the obligations and duties of the AYO Company under the AYO Agreement.

2. Under the AYO Agreement, the FWUA is obligated to pay the AYO Company compensation computed in accordance with Paragraph 5 thereof. From and after the date of this Agreement, the following provision shall govern such payment:

         Check one:

         [ ] All of such compensation shall continue to be paid to the AYO Company.

         [X]      All of such compensation shall be paid to the Administrator.

         The Administrator and the AYO Company are authorized to allocate such compensation among themselves in such proportion as they shall determine.

3. The FWUA has consented to the execution of this Agreement and the performance by the Administrator of the Services; provided, however, that the AYO Company shall at all times remain liable for the performance of all duties and obligation imposed upon it under the AYO Agreement and nothing herein shall be construed as releasing the AYO Company from the performance of such duties and obligations. The failure or refusal of the Administrator and the AYO Company, or either of them, to perform any of the duties and obligations under the AYO Agreement shall constitute a default thereunder, entitling the FWUA to exercise any and all remedies available to it under the AYO Agreement against the Administrator, the AYO Company, or either of them.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date and year first above written.

                                                        AYO COMPANY:

                                             Bankers Insurance Group
                                             ----------------------------------

                                             By: Robert G. Menke
                                                 ------------------------------

                                             Title: President
                                                    ---------------------------

                                                        ADMINISTRATOR:

                                             Insurance Management Solutions
                                             ----------------------------------

                                             By: Robert G. Gantley
                                                 ------------------------------

                                             Title: V.P. Claims
                                                    ---------------------------

                                    CONSENT

The FWUA hereby consents to the appointment of the Administrator in accordance with the above provisions and the performance by the Administrator of the Services. Florida Windstorm Underwriting Association.

                                             By:
                                                 ------------------------------
                                             Title:
                                                    ---------------------------
                                             Date:
                                                   ----------------------------